Execution Version AMENDMENT NO. 1 TO CREDIT AGREEMENT This Amendment No. 1 to Credit Agreement, dated as of October 16, 2017 (this “Amendment”), is among Cooper Tire & Rubber Company, a Delaware corporation, as a borrower (the “Company”), the Lenders party hereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Credit Agreement referenced below. W I T N E S S E T H: WHEREAS, the Company, the Lenders party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 27, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Company has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to so amend the Credit Agreement upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: 1. Amendments to the Credit Agreement. Effective as of the date that the conditions precedent set forth in Section 2 below are satisfied, the parties hereto agree that the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in alphabetical order: “Owned IRBs” means any Permitted IRB owned in its entirety by the Company or any of its Domestic Subsidiaries. “Permitted IRBs” means any industrial revenue bonds or similar instrument related to a project or other transaction by the Company or any of its Domestic Subsidiaries, in each case, as the same may be amended, restated, supplemented, renewed, refinanced, replaced or otherwise modified from time to time. “Permitted Owned IRB Obligations” means the obligations of the Company and its Domestic Subsidiaries incurred under, including any guaranty of, the Owned IRBs. (b) Section 1.01 of the Credit Agreement is further amended by amending the definition of “Indebtedness” to add the following to the end thereof: “Notwithstanding anything in this definition to the contrary, Owned IRB Obligations shall not constitute Indebtedness for purposes of this Agreement.” (c) Section 6.02 of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (t) thereof, (ii) re-designating existing clause (u) as clause (v), and (iii) adding the following new clause (u) thereto:

2 (u) Liens on the applicable fixed or capital assets under any Permitted Owned IRB Obligation securing the applicable Permitted Owned IRB Obligations; (d) Section 6.04 of the Credit Agreement is hereby amended to (i) add the following new clause (u) after the existing clause (t), (ii) label the existing clause (u) as clause (v) and (iii) make any related punctuation and grammatical changes as a result of such amendments: (u) the purchase of the Owned IRBs; and (e) Section 6.05 of the Credit Agreement is hereby amended to add the following new clause (r) thereto and make any related punctuation and grammatical changes as a result thereof: (r) the sale or transfer of fixed or capital assets to governmental or similar entities required in connection with the Owned IRBs to obtain the tax advantage thereof, provided such assets are simultaneously leased back by the Company or a Domestic Subsidiary and title reverts back to the Company or applicable Domestic Subsidiary at the termination of the applicable Owned IRB. (f) Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety as follows: SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for any such sale of any fixed or capital assets by any Borrower or any Subsidiary (a) that is made in connection with the Owned IRBs and permitted under Section 6.05(r), or (b) (i) that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset, (ii) in respect of which the net cash proceeds received in connection therewith does not exceed $50,000,000 in the aggregate for all such Sale and Leaseback Transactions on or after the Effective Date, determined on a consolidated basis for the Company and its Subsidiaries, and (iii) that is consummated within 180 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset. (g) Subclause (iii) of Section 6.10 of the Credit Agreement is hereby amended and restated as follows: (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to (x) a sale or other disposition permitted hereunder, (y) a Permitted Acquisition or (z) Owned IRBs; 2. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent: (a) the Administrative Agent shall have received counterparts of (i) this Amendment, duly executed by the Company, the Required Lenders and the Administrative Agent and (i) the consent and agreement to this Amendment, duly executed by each Guarantor; and

3 (b) the Administrative Agent shall have received reimbursement of the Administrative Agent’s expenses for which invoices have been presented (including reasonable and documented fees and expenses of counsel for the Administrative Agent) at least two (2) Business Days prior to the date hereof in connection with this Amendment. 3. Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Lenders that: (a) This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date. 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. (b) The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed, and the Company acknowledges and agrees that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document. (c) The liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Secured Obligations. (d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document under (and as defined in) the Credit Agreement. 5. Release of Claims. In further consideration of the execution by the Administrative Agent and the Lenders party hereto of this Amendment, the Company and its successors and assigns (collectively, the “Releasors”) each hereby confirms that (a) it does not have any grounds, and hereby agrees not to

4 challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Administrative Agent or any of the Lenders, the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Secured Obligations, the Liens securing such Secured Obligations, or any of the terms or conditions of any Loan Document and (b) it does not possess and hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Releasors, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of any Loan Party and/or (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release. 6. Miscellaneous. (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. (b) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. (c) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. [Remainder of Page Intentionally Left Blank]

1 CONSENT AND AGREEMENT As of the date and year first above written: (a) Each of the undersigned hereby fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it. (b) Except as expressly amended hereby, each of the undersigned hereby acknowledges and agrees that (i) the Credit Agreement and all Loan Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, and (ii) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.